Intangible Assets, Net (Estimated Amortization Expenses for Future Periods) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
INTANGIBLE ASSETS, NET [Abstract]
2022	$ 4,357
2023	3,761
2024	1,018
2025	0
2026	0
Thereafter	0
Total expected amortization expense	$ 9,136	$ 4,842